UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2024

AGILITI, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40361	83-1608463
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11095 Viking Drive, Suite 300

Eden Prairie, MN 55344

(Address of principal executive offices, including zip code)

(952) 893-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001	AGTI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On February 26, 2024, Agiliti, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Apex Intermediate Holdco, Inc., a Delaware corporation (“Parent”), and Apex Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, subject to the satisfaction or waiver of certain conditions and on the terms set forth therein, Merger Sub will merge (the “Merger”) with and into the Company, with the Company continuing as the surviving corporation (the “Surviving Corporation”). Parent and Merger Sub are affiliates of THL Agiliti LLC, an affiliate of Thomas H. Lee Partners, L.P. (“THL”) and the holder of a majority of the outstanding capital stock of the Company (the “Significant Company Stockholder”). Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement.

A special committee (the “Special Committee”) of the board of directors of the Company (the “Board”), consisting solely of members of the Board who are not affiliated or associated with THL was formed in order to, among other things, evaluate and oversee the terms of the Merger Agreement and the transactions contemplated thereby, including the Merger, and to make a recommendation to the Board as to whether the Company should enter into the Merger Agreement.

The Special Committee unanimously (a) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to, and in the best interests of, the Company and its stockholders (other than the Significant Company Stockholder and its Affiliates), and (b) recommended to the Board that the Board (i) determine that the terms of the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, the Company and its stockholders (other than the Significant Company Stockholder and its Affiliates), (ii) declare the Merger Agreement and the transactions contemplated thereby advisable, (iii) approve the Merger Agreement, the execution and delivery by the Company of the Merger Agreement, the performance by the Company of the covenants and agreements contained therein and the consummation of the Merger and the other transactions contemplated thereby upon the terms and subject to the conditions contained therein and (iv) resolve to recommend that the stockholders of the Company vote to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger, in accordance with the Delaware General Corporation Law (“DGCL”).

The Board, acting upon the recommendation of the Special Committee, unanimously (of those present and voting): (a) determined that the terms of the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, the Company and its stockholders (other than the Significant Company Stockholder and its Affiliates), (b) declared the Merger Agreement and the transactions contemplated thereby advisable, (c) approved the Merger Agreement, the execution and delivery by the Company of the Merger Agreement, the performance by the Company of its covenants and agreements contained therein and the consummation of the Merger and the other transactions contemplated thereby upon the terms and subject to the conditions contained therein and (d) resolved to recommend that the stockholders of the Company vote to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger, in accordance with the DGCL.

Merger Consideration

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, $0.0001 par value per share, of the Company (the “Shares” and each a “Share”) issued and outstanding immediately prior to the Effective Time (other than (i) Shares owned directly or indirectly by the Significant Company Stockholder, Parent or Merger Sub or any of their respective Subsidiaries (each such Share referred to in clause (i), a “Significant Company Stockholder Share” and, collectively, the “Significant Company Stockholder Shares”), (ii) the Rollover Shares (defined below) and (iii) Shares owned by the Company as treasury stock (each such Share referred to in clause (iii), an “Excluded Share” and, collectively, the “Excluded Shares”) and (iv) Shares that are owned by stockholders who have perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the DGCL (“Dissenting Stockholders”)), shall be converted into the right to receive $10.00 per Share in cash, without interest thereon (the “Merger Consideration”).

Treatment of Equity Awards

Pursuant to the Merger Agreement, except as otherwise agreed between Parent and a holder of an outstanding Company equity award, at the Effective Time each outstanding Company equity award will be treated as follows (in all cases, subject to applicable tax withholding):

•

At the Effective Time, each outstanding option to purchase Shares (an “Option”), whether or not vested, that has an exercise price less than the Merger Consideration (an “In-the-Money Option”) will be cancelled in exchange for the right to receive a cash payment equal to (1) the number of Shares underlying the Option, multiplied by (2) an amount equal to the Merger Consideration less the applicable exercise price. At the Effective Time, each outstanding Option with an exercise price that is equal to or that exceeds the Merger Consideration will terminate and be cancelled with no payment to the holder thereof.

•

At the Effective Time, each outstanding unvested restricted stock unit that is subject to timed-based vesting conditions (each, a “RSU”) will remain outstanding and generally subject to the same terms and conditions as those that applied immediately prior to the Effective Time, except that: (i) RSUs held by continuing employees at or above the level of “Vice President” will be settled in shares of stock or other equity interests in the Company or one of its affiliates, as determined by the board of Parent in its discretion; and (ii) RSUs held by all other grantees will be settled in cash based on the fair market value of a share of stock or other equity interest in the Company or one of its affiliates as determined by the board of Parent in its sole discretion.

•

At the Effective Time, each outstanding vested RSU will be cancelled in exchange for the right to receive a lump sum cash payment equal to (1) the number of Shares subject to the RSUs, multiplied by (2) an amount equal to the Merger Consideration.

•

To the extent the performance restricted stock units granted in 2021 (each, a “2021 Performance Restricted Stock Unit”) are outstanding at the Effective Time, except as otherwise provided under the Merger Agreement, such award will be cancelled in exchange for the right to receive a cash payment equal to (i) the number of Shares subject to such 2021 Performance Restricted Stock Unit that were earned under the terms of such 2021 Performance Restricted Stock Unit based on the actual level of achievement (as determined by the Compensation Committee in accordance with the applicable stock plan and award agreement evidencing such awards), multiplied by (ii) an amount equal to the Merger Consideration.

•

At the Effective Time, each outstanding performance restricted stock unit that is subject to performance-based vesting conditions granted in 2022 and 2023 (each, a “2022/2023 Performance Restricted Stock Unit”) will remain outstanding and generally subject to the same terms and conditions (including with respect to time- and performance- based vesting conditions and settlement terms) as those that applied immediately prior to the Effective Time, except: (i) any total shareholder return performance vesting conditions shall no longer apply; (ii) 2022/2023 Performance Restricted Stock Unit held by continuing employees at or above the level of “Vice President” will be settled in shares of stock or other equity interests in the Company or one of its affiliates, as determined by the board of Parent in its discretion; and (iii) 2022/2023 Performance Restricted Stock Units held by all other grantees will be settled in cash based on the fair market value of a share of stock or other equity interest in the Company or one of its affiliates as determined by the board of Parent in its discretion.

Representations, Warranties and Covenants

The Company has made customary representations, warranties and covenants in the Merger Agreement, including among others, covenants to (i) use commercially reasonable efforts to conduct its business and the business of its subsidiaries in the ordinary course of business consistent with past practice in all material respects during the interim period between the execution of the Merger Agreement and the consummation of the Merger, (ii) not to engage in specified actions during that period unless (x) agreed to in writing by Parent, (y) as required by applicable law or (z) expressly disclosed in the disclosure letter delivered by the Company concurrently with the execution of the Merger Agreement, (iii) not, directly or indirectly, solicit, initiate, knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, an acquisition proposal and, subject to certain exceptions, not to participate in any discussions or negotiations with any person regarding an acquisition proposal and (iv) provide any non-public information concerning the Company or any of its subsidiaries to any person in connection with any acquisition proposal. The Merger Agreement also provided certain circumstances whereby the Board could change its recommendation in favor of a superior proposal in advance of receipt of the Significant Company Stockholder written consent, which has been delivered.

In connection with the Merger, the Company will file an information statement on Schedule 14C under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Company and Parent will jointly prepare and the Company will file with the Securities and Exchange Commission (the “SEC”) a Rule 13e-3 Transaction Statement on Schedule 13E-3.

The representations and warranties of the parties contained in the Merger Agreement will terminate and be of no further force and effect as of the closing of the transactions contemplated by the Merger Agreement. The representations and warranties made by the Company and Parent are qualified by disclosures made in disclosure schedules and, in the case of the Company only, its SEC filings.

Conditions to Closing

The parties’ obligations to consummate the Merger are subject to the satisfaction or waiver of the following customary conditions set forth in the Merger Agreement: (i) the adoption of the Merger Agreement by the holders of a majority of the outstanding Shares, (ii) 20 calendar days having elapsed since the Company mailed to the stockholders of the Company the Information Statement as contemplated by Regulation 14C of the Exchange Act, (iii) the absence of any law or governmental order prohibiting the Merger, (iv) the accuracy of the representations and warranties of the other party (subject to materiality qualifiers), and (v) the other party’s performance in all material respects of its obligations contained in the Merger Agreement. In addition, the obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction or waiver of the following conditions set forth in the Merger Agreement: (x) no Company Material Adverse Effect having occurred since the signing of the Merger Agreement, (y) no event of default under the Company’s credit agreement, and (z) no event of termination under the Company’s receivables agreement.

Following the execution of the Merger Agreement, the Significant Company Stockholder, which holds approximately 72% of the issued and outstanding Shares, executed and delivered to the Company a written consent adopting the Merger Agreement (the “Stockholder Written Consent”), thereby providing the required stockholder approval for the Merger. No further action by holders of Shares is required to complete the transaction.

Termination

The Merger Agreement contains certain customary termination rights for the Company and Parent, including (i) the right of either party to terminate the Merger Agreement if the Merger is not consummated by August 26, 2024 or (ii) if there is a final and non-appealable law or order prohibiting the consummation of the Merger. The Merger Agreement also provides that (i) the Company would be required to pay Parent a termination fee of $8,803,499 under certain specified circumstances prior to receipt of the Stockholder Written Consent and (ii) Parent would have been required to pay an amount to the Company and its subsidiaries expense reimbursement of up to $2 million in the aggregate if the Merger Agreement was terminated due to failure to deliver the Stockholder Written Consent.

Equity Commitment

Pursuant to an equity commitment letter (the “Equity Commitment Letter”), dated February 26, 2024, Thomas H. Lee Equity Fund VIII, L.P., Thomas H. Lee Parallel Fund VIII, L.P., THL Executive Fund VIII, L.P., THL Fund VIII Coinvestment Partners, L.P., StepStone H Opportunities Fund, L.P., StepStone Capital Partners IV, L.P., StepStone Capital Partners IV Offshore Holdings, L.P., StepStone Capital Partner IV Europe Holdings SCSp, StepStone K Strategic Opportunities Fund III, L.P., StepStone KF Private Equity Fund II, L.P., StepStone Maple Opportunities Fund, L.P., StepStone Maple Opportunities Fund, L.P., StepStone P Opportunities Fund, L.P. and Sunstone PE Opportunities Fund, LLC (the “Sponsors”), agreed to provide equity financing in the aggregate amount set forth therein.

The funding of such equity commitments is subject to the satisfaction of customary closing conditions. The Company is a third party beneficiary under the Equity Commitment Letter.

Limited Guaranty

Concurrently with the execution of the Merger Agreement and Equity Commitment Letter, the Sponsors entered into a limited guaranty (the “Limited Guaranty”) with the Company, pursuant to which the Sponsors have each provided a limited guaranty with respect to certain payment obligations that may be owed by Parent following termination of the Merger Agreement, in each case subject to the terms of the Merger Agreement and of such Limited Guaranty.

Rollover Stockholder

In addition, the Company’s Chief Executive Officer entered into a Rollover Commitment Letter with Parent, pursuant to which, among other matters, he agreed to roll over a certain portion of his Shares and/or RSUs (the “Rollover Shares”) into equity of the Surviving Corporation or a newly formed parent entity of the Surviving Corporation or Parent in lieu of the treatment of such Shares and/or RSUs under the Merger Agreement described above.

Description of Merger Agreement Not Complete

The foregoing description of the Merger Agreement and the Merger does not purport to be complete, and is subject to and is qualified in its entirety by the terms and conditions of the Merger Agreement and any related agreements. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or any other party to the Merger Agreement or any related agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto.

Item 7.01	Regulation FD Disclosure.

On February 26, 2024, the Company issued a press release in connection with the transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filings.

Forward-Looking Statements

This Form 8-K contains forward-looking statements, including statements regarding the timing and the effects of the proposed acquisition of Agiliti by an affiliate of THL. In addition, other statements in this Form 8-K that are not historical facts or information may be forward-looking statements. The forward-looking statements in this Form 8-K are based on information available at the time the statements are made and/or management’s belief as of that time with respect to future events and involve risks and uncertainties that could cause actual results and outcomes to be materially different. Important factors that could cause such differences include, but are not limited to: risks associated with transactions generally, such as the inability to obtain, or delays in obtaining, any required regulatory approvals or other consents; the failure to consummate or delay in consummating the merger for other reasons; the risk that a condition to closing of the merger may not be satisfied; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted following announcement of the merger; failure to retain key management and employees of Agiliti; unfavorable reaction to the merger by customers, competitors, suppliers and employees; market volatility of our common stock as a result of our leadership succession; the risk that the leadership succession may not provide the results that Agiliti expects; our history of net losses and substantial interest expense; our need for substantial cash to operate and expand our business as planned; our substantial outstanding debt and debt service obligations; restrictions imposed by the terms of our debt; a decrease in the number of patients our customers are serving; our ability to effect change in the manner in which health care providers traditionally procure medical equipment; the absence of long-term commitments with customers; our potential inability to maintain the agreement with the U.S. Department of Health and Human Services’ (“HHS”) and Office of Assistant Secretary of Preparedness and Response (“ASPR”) or comply with its terms and risks relating to extension, renewal or termination of such agreement or any of our existing contacts with HHS and ASPR; our ability to renew contracts with group purchasing organizations and integrated delivery networks; changes in reimbursement rates and policies by third-party payors; the impact of health care reform initiatives; the impact of significant regulation of the health care industry and the need to comply with those regulations; the effect of prolonged negative changes in domestic and global economic conditions; difficulties or delays in our continued expansion into certain of our businesses/geographic markets and developments of new businesses/geographic markets; additional credit risks in increasing business with home care providers and nursing homes, impacts of equipment product recalls or obsolescence; increases in vendor costs that cannot be passed through to our customers; and those additional risks discussed under the heading “Risk Factors” in our most recent Annual Report on Form 10-K, most recent Quarterly Reports on Form 10-Q and in other reports and filings with the Securities Exchange Commission.

While Agiliti may elect to update forward-looking statements at some point in the future, Agiliti specifically disclaims any obligation to do so except as required by law, and therefore, you should not rely on these forward-looking statements as Agiliti’s views as of any date subsequent to today. Investors are cautioned not to place undue reliance on these forward-looking statements.

No Offer or Solicitation

This Form 8-K is neither an offer to sell, nor a solicitation of an offer to buy any securities, the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It.

Agiliti will prepare and file an information statement on Schedule 14C for its shareholders with respect to the approval of the transaction described herein. When completed, the information statement will be mailed to Agiliti’s shareholders. In addition, Agiliti and certain participants in the transaction will prepare and file with the SEC a Schedule 13E-3 Transaction Statement, which will contain important information on Agiliti, THL, the transaction and related matters, including the terms and conditions of the transaction. You may obtain copies of all documents filed by Agiliti with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov or from Agiliti’s website at https://investors.agilitihealth.com.

Stockholders of Agiliti are urged to read all relevant documents filed with the SEC, including the Schedule 14C and the Schedule 13E-3 Transaction Statement, as well as any amendments or supplements to these documents, carefully when they become available because they will contain important information about the transaction.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

2.1*	Agreement and Plan of Merger, dated as of February 26, 2024, by and among Agiliti, Inc., Apex Intermediate Holdco, Inc., and Apex Merger Sub, Inc.

99.1	Press Release dated February 26, 2024.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

*

Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request, provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, as amended, for any schedule or exhibit so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2024

AGILITI, INC.

By:	/s/ James B. Pekarek
Name:	James B. Pekarek
Title:	Executive Vice President and Chief Financial Officer